UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 28, 2005
         ---------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                000-28217                                   59-3218138
         ---------------------------------------------------------------
        (Commission file number)            (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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


Section 7 - Regulation FD

Item 8.01.     Regulation FD Disclosure.

On June 28, 2005, the Registrant reported that it (i) expects to exceed its revenue forecast for the fiscal quarter ending June 30, 2005, and (ii) expects cash flow from operations to be positive for such second quarter.

A press release dated June 28, 2005 relating to this announcement is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AIRNET COMMUNICATIONS CORPORATION
                                           Registrant



                                           By: /s/ Stuart P. Dawley
                                               ---------------------------------
                                               Stuart P. Dawley, Esq.
                                               Vice President, General Counsel
                                               and Secretary

Dated: June 28, 2005



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